SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 8, 2001





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


           New York                1-3247                   16-0393470
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission            (I.R.S. Employer
      of Incorporation)         File Number)           Identification No.)



      One Riverfront Plaza, Corning, New York                14831
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code            (607) 974-9000
                                                    ----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD.
         -------------------------------


On November 8, 2001, Corning Incorporated announced a plan for convertible debentures offering, followed by an outline of the terms and pricing of such convertible debentures offering. The two press releases relating to this announcement are filed herewith as Exhibit 99.1 and 99.2 and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------


         (c)      Exhibits.

         99.1     Press Release dated November 8, 2001
         99.2     Press Release dated November 8, 2001

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 9, 2001


                                      CORNING INCORPORATED


                                      By     /s/  Katherine A. Asbeck
                                         ---------------------------------------
                                         Katherine A. Asbeck
                                         Senior Vice President & Controller

                                INDEX TO EXHIBITS
                                -----------------

(c)      Exhibits
         --------

99.1     Press Release dated November 8, 2001

99.2     Press Release dated November 8, 2001

FOR RELEASE -- NOVEMBER 8, 2001

Corning Media Contact:                Corning Investor Relations Contact:
Daniel F. Collins                     Katherine M. Dietz
(607) 974-4197                        (607) 974-8217
collinsdf@corning.com                 dietzkm@corning.com


     Corning Incorporated Announces Plan for Convertible Debentures Offering

CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) today announced that it has commenced a public offering of $600 million aggregate principal amount of senior unsecured convertible debentures under its existing $5 billion universal shelf registration statement.

The debentures are expected to have a 7-year maturity, due in November 2008 and are redeemable at Corning's option after November 2004. The sole bookrunning manager will be Goldman, Sachs & Co.

Net proceeds from the offering will be used for general corporate purposes, including working capital requirements, normal, ongoing capital spending, and the possible funding of future acquisitions.

This represents a new financing by Corning. This offering is made by means of a prospectus supplement to a prospectus that is part of Corning's universal shelf registration statement previously filed with the U.S. Securities and Exchange Commission and declared effective in March 2001. For a copy of the prospectus and prospectus supplement relating to this offering, contact the prospectus department of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004,
Telephone: (212) 902-1171.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Established in 1851, Corning Incorporated creates leading-edge technologies for the fastest-growing markets of the world's economy. Corning manufactures optical fiber, cable and photonic products for the telecommunications industry; and high-performance displays and components for television, information technology and other communications-related industries. The company also uses advanced materials to manufacture products for scientific, semiconductor and environmental markets.

                                       ###

FOR RELEASE -- NOVEMBER 8, 2001


Corning Media Contact:                     Corning Investor Relations Contact:
Daniel F. Collins                          Katherine M. Dietz
(607) 974-4197                             (607) 974-8217
collinsdf@corning.com                      dietzkm@corning.com





                Corning Announces Convertible Debenture Offering


CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) announced today the completion of a public offering of $600 million aggregate principal amount of convertible debentures. These debentures will be due in November 2008, and will be issued under the company's existing $5 billion universal shelf registration statement, declared effective by the U.S. Securities and Exchange Commission in March 2001. In addition, Corning has granted the underwriters the option to purchase up to $90 million aggregate principal amount of additional debentures.

The debentures pay an annual coupon rate of 3.50% and are initially convertible into approximately 71 million shares of Corning common stock at a conversion price of $9.68 per share, representing a conversion premium of 25% over today's closing stock price of $7.74 per share. Beginning in November 2004, the company has an option to redeem the debentures. Upon a change in control of the company, the debenture holder may require the company to repurchase these debentures. The senior unsecured convertible debentures will rank pari passu with Corning's other senior, unsecured debt obligations.

The net proceeds from this offering will be used for general corporate purposes, including working capital requirements, normal, ongoing capital spending and the possible funding of future acquisitions.

The sole book running manager was Goldman, Sachs & Co.


                                     (more)

Corning Announces Convertible Debenture Offering
Page Two


This represents a new financing by Corning. This offering is made by means of a prospectus supplement to a prospectus that is part of Corning's universal shelf registration statement previously filed with the U.S. Securities and Exchange Commission. For a copy of the prospectus and prospectus supplement relating to this offering; contact the prospectus department of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004, Telephone: (212) 902-1171.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Established in 1851, Corning Incorporated creates leading-edge technologies for the fastest-growing markets of the world's economy. Corning manufactures optical fiber, cable and photonic products for the telecommunications industry; and high-performance displays and components for television, information technology and other communications-related industries. The company also uses advanced materials to manufacture products for scientific, semiconductor and environmental markets.

                                       ###